Exhibit 99.1

PCTEL Achieves $26.0 Million in Fourth Quarter Revenue

$104.3 Million in 2013 Revenue; 17 Percent Increase

BLOOMINGDALE, IL. – March 4, 2014 — PCTEL, Inc. (NASDAQ: PCTI), a leader in simplifying wireless and site solutions for private and public networks, announced its 2013 fourth quarter and annual results.

Fourth Quarter and Annual Highlights

•	$26.0 million in revenue for the quarter, unchanged from the same period last year. $104.3 million in revenue for the year, an increase of 17 percent over 2012.

•	Gross profit margin of 42 percent in the quarter, compared to 38 percent in the same period last year. Gross profit margin of 40 percent for the year, unchanged from 2012.

•	GAAP operating margin from continuing operations of two percent for the quarter, compared to operating margin of negative (46) percent for the same period last year. Operating margin for the year of just above breakeven as compared to negative (12) percent in 2012. The fourth quarter of 2012 contained a $12.6 million impairment of goodwill related to its TelWorx acquisition. Without the impairment, 2012 operating margin in the quarter and the year were three percent and two percent, respectively.

•	GAAP net income from continuing operations of $453,000 for the quarter, or $0.02 per diluted share, compared to a net loss of $(7.3) million from continuing operations, or $(0.41) per diluted share for the same period last year. $3.3 million net income from continuing operations for the year, or $0.18 per diluted share, as compared to net loss from continuing operations of $(6.7) million or $(0.38) per diluted share in 2012. The goodwill and intangible asset impairment in the fourth quarter 2012 accounted for a net loss of approximately $(0.44) per diluted share in the quarter and year.

•	Non-GAAP operating profit and net income are measures the company uses to reflect the results of its core earnings. The Company’s reporting of Non-GAAP net income excludes expenses for restructuring, gain or loss on sale of assets, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions, and non-cash related income tax expense.

•	Non-GAAP operating margin from continuing operations of 10 percent in the quarter, compared to seven percent in the same period last year. Non-GAAP operating margin for the year was nine percent as compared to eight percent in 2012.

•	Non-GAAP net income from continuing operations of $2.1 million or $0.12 per diluted share in the quarter, as compared to $1.5 million or $0.08 per diluted share in the same period last year. Non-GAAP net income from continuing operations of $7.7 million or $0.42 per diluted share for the year, as compared to $6.0 million or $0.34 per diluted share in 2012.

•	$57.9 million of cash, short-term investments at December 31, 2013, an increase of approximately $3.0 million from the preceding quarter. This change reflects approximately $4.2 million of cash flow from operations less approximately $1.0 million in capital expenditures.

“Growth in our in-building engineering services and strong scanning receiver sales made strong contributions to our quarter and the year,” said Marty Singer, PCTEL’s Chairman and CEO. “We were pleased with the steady performance of our Connected Solutions business and with the reaction to our new antenna and scanning receiver products at the Mobile World Congress (MWC) and Healthcare Information and Management Systems Society (HIMSS) industry events,” added Singer.

CONFERENCE CALL / WEBCAST

PCTEL’s management team will discuss the Company’s results today at 8:30 AM ET. The call can be accessed by dialing (877) 734-5369 (U.S. / Canada) or (706) 679-6397 (International), conference ID: 83290470. The call will also be webcast at http://investor.pctel.com/events.cfm.

REPLAY: A replay will be available for two weeks after the call on either the website listed above or by calling (855) 859-2056 (U.S./Canada), or International (404) 537-3406, conference ID: 83290470.

About PCTEL

PCTEL, Inc. (NASDAQ: PCTI), develops antenna, scanning receiver, and engineered site solutions and services for public and private networks. PCTEL RF Solutions enables superior utilization of wireless spectrum for cellular and WiFi networks. The RF Solutions services team specializes in the design, testing, and optimization of in-building, small cell, and traditional wireless networks. PCTEL RF Solutions develops and supports specialized network test equipment for LTE FDD, TD-LTE, WCDMA, GSM, CDMA, EV-DO, TD-SCDMA, and WiFi networks. The company’s SeeGull® scanning receivers and SeeHawk® visualization tool measure and analyze wireless signals for efficient cellular network planning, deployment, and optimization. Its IBflex™ simplifies in-building wireless network testing and SeeWave™ identifies and locates interference sources that impair network throughput.

PCTEL Connected Solutions™ simplifies network and site deployment for wireless data and communications applications for private network, public safety, and government customers. PCTEL Connected Solutions develops and delivers high-value YAGI, Land Mobile Radio, WiFi, GPS, In-Tunnel, Subway, and broadband antennas (parabolic and flat panel) through its MAXRAD®, Bluewave™, and Wi-Sys™ product lines. PCTEL also designs specialized towers, enclosures, and specialized kits to deliver custom engineered site solutions. The company’s vertical markets include SCADA, Health Care, Smart Grid, Positive Train Control, Precision Agriculture, Indoor Wireless, Telemetry, Off-loading, and Wireless Backhaul. PCTEL’s products are sold worldwide through direct and indirect channels. For more information, please visit the company’s web sites www.pctel.com, www.antenna.com, or www.rfsolutions.pctel.com.

PCTEL Safe Harbor Statement

This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding the growth of PCTEL’s in-building engineering services and scanning receiver sales, the performance of the Connected Solutions business and the anticipated success of our new antenna and scanning receiver products, are forward-looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business and the ability to implement new technologies and obtain protection for the related intellectual property. These and other risks and uncertainties are detailed in PCTEL’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

For further information contact:

John Schoen	Jack Seller
CFO	Public Relations
PCTEL, Inc.	PCTEL, Inc.
(630) 372-6800	(630)372-6800
Jack.seller@pctel.com

PCTEL, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

	December 31,	December 31,
	2013	2012
ASSETS
Cash and cash equivalents	$21,790	$17,543
Short-term investment securities	36,105	33,596
Accounts receivable, net of allowance for doubtful accounts of $130 and $222 at December 31, 2013 and December 31, 2012, respectively	18,603	18,586
Inventories, net	14,535	17,573
Deferred tax assets, net	1,629	1,484
Prepaid expenses and other assets	3,166	2,160

Total current assets	95,828	90,942
Property and equipment, net	14,971	14,775
Goodwill	161	161
Intangible assets, net	4,604	7,004
Deferred tax assets, net	11,827	14,034
Other noncurrent assets	41	1,636
Assets of discontinued operations	0	18

TOTAL ASSETS	$127,432	$128,570

LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable	$4,440	$10,557
Accrued liabilities	7,803	5,899

Total current liabilities	12,243	16,456
Contingent consideration	0	1,130
Other long-term liabilities	3,137	2,736
Liabilities of discontinued operations	0	103

	3,137	3,969

Total liabilities	15,380	20,425

Stockholders’ equity:
Common stock, $0.001 par value, 100,000,000 shares authorized, 18,566,119 and 18,514,809 shares issued and outstanding at December 31, 2013 and December 31, 2012, respectively	19	19
Additional paid-in capital	143,572	140,388
Accumulated deficit	(31,748)	(32,410)
Accumulated other comprehensive income	209	148

Total equity	112,052	108,145

TOTAL LIABILITIES AND EQUITY	$127,432	$128,570

PCTEL, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(in thousands, except per share data)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2013	2012	2013	2012
REVENUES	$25,963	$25,842	$104,253	$88,849
COST OF REVENUES	15,120	15,911	62,493	53,029

GROSS PROFIT	10,843	9,931	41,760	35,820

OPERATING EXPENSES:
Research and development	3,102	2,412	11,064	9,290
Sales and marketing	3,134	3,450	12,121	11,343
General and administrative	3,589	2,946	15,623	10,982
Amortization of intangible assets	596	357	2,400	2,359
Impairment of intangible assets	0	12,550	0	12,550
Restructuring charges	2	1	256	157

Total operating expenses	10,423	21,716	41,464	46,681

OPERATING INCOME (LOSS)	420	(11,785)	296	(10,861)
Other income, net	600	16	5,378	100

INCOME (LOSS) BEFORE INCOME TAXES	1,020	(11,769)	5,674	(10,761)
Expense (benefit) for income taxes	567	(4,519)	2,332	(4,089)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	453	(7,250)	3,342	(6,672)

NET INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAX BENEFIT	17	(1,073)	(91)	(2,587)

NET INCOME (LOSS)	$470	($8,323)	$3,251	($9,259)

Earnings (Loss) per Share from Continuing Operations:
Basic	$0.03	($0.41)	$0.19	($0.38)
Diluted	$0.02	($0.41)	$0.18	($0.38)
Earnings (Loss) per Share from Discontinued Operations:
Basic	$0.00	($0.07)	($0.01)	($0.15)
Diluted	$0.00	($0.07)	$0.00	($0.15)
Earnings (Loss) per Share:
Basic	$0.03	($0.48)	$0.18	($0.53)
Diluted	$0.02	($0.48)	$0.18	($0.53)
Weighed Average Shares:
Basic	17,916	17,501	17,797	17,402
Diluted	18,508	17,501	18,184	17,402
Cash dividend per share	$0.035	$0.030	$0.140	$0.120

PCTEL, INC.

P&L INFORMATION BY SEGMENT—Continuing Operations

(in thousands)

	Three Months Ended December 31, 2013				Year Ended December 31, 2013
	Connected Solutions	RF Solutions	Consolidating	Total	Connected Solutions	RF Solutions	Consolidating	Total
REVENUES	$17,349	$8,693	($79)	$25,963	$74,223	$30,310	($280)	$104,253

GROSS PROFIT	5,368	5,471	4	10,843	22,720	19,018	22	41,760

OPERATING INCOME (LOSS)	$1,140	$2,109	($2,829)	$420	$6,012	$7,248	($12,964)	$296

	Three Months Ended December 31, 2012				Year Ended December 31, 2012
	Connected Solutions	RF Solutions	Consolidating	Total	Connected Solutions	RF Solutions	Consolidating	Total
REVENUES	$19,861	$6,045	($64)	$25,842	$67,511	$21,469	($131)	$88,849

GROSS PROFIT	5,850	4,077	4	9,931	21,037	14,744	39	35,820

OPERATING INCOME (LOSS)	($10,602)	$1,223	($2,406)	($11,785)	($6,062)	$4,246	($9,045)	($10,861)

Reconciliation GAAP To non-GAAP Results Of Continuing Operations (unaudited)

(in thousands except per share information)

Reconciliation of GAAP operating income to non-GAAP operating income (a) from Continuing Operations

		Three Months Ended December 31,		Year Ended December 31,
		2013	2012	2013	2012
	Operating Income (Loss)	$420	($11,785)	$296	($10,861)
(a)	Add:
	Amortization of intangible assets	596	357	2,400	2,359
	Impairment of goodwill and intangible assets	0	12,550	0	12,550
	TelWorx restructuring:
	-Restructuring charges	2	1	256	157
	-Cost of Goods Sold	0	0	284	0
	TelWorx investigation:
	-General & Administrative	747	0	2,626	0
	Stock Compensation:
	-Cost of Goods Sold	95	77	390	378
	-Engineering	185	147	689	585
	-Sales & Marketing	140	146	575	543
	-General & Administrative	402	286	1,786	1,479

		2,167	13,564	9,006	18,051

	Non-GAAP Operating Income	$2,587	$1,779	$9,302	$7,190

	% of revenue	10.0%	6.9%	8.9%	8.1%

Reconciliation of GAAP net income to non-GAAP net income (b) from Continuing Operations

		Three Months Ended December 31,		Year Ended December 31,
		2013	2012	2013	2012
	Net Income (Loss) from Continuing Operations	$453	($7,250)	$3,342	($6,672)
	Adjustments:
(a)	Non-GAAP adjustment to operating income	2,167	13,564	9,006	18,051
(b)	Other income related to the TelWorx legal settlement	(586)	0	(5,353)	0
(b)	Income Taxes	99	(4,842)	653	(5,401)

		1,680	8,722	4,306	12,650

	Non-GAAP Net Income from Continuing Operations	$2,133	$1,472	$7,648	$5,978

	Non-GAAP Earning per Share:
	Basic	$0.12	$0.08	$0.43	$0.34
	Diluted	$0.12	$0.08	$0.42	$0.34
	Weighed Average Shares:
	Basic	17,916	17,501	17,797	17,402
	Diluted	18,508	17,501	18,184	17,402

This schedule reconciles the Company’s GAAP operating income and GAAP net income to its non-GAAP operating income and non-GAAP net income. The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

(a)	These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the TelWorx investigation.
(b)	These adjustments include the items described in footnote (a) as well as other income for the TelWorx legal settlement and insurance claims related to the TelWorx investigation, and non-cash income tax expense.

Reconciliation GAAP To non-GAAP SEGMENT INFORMATION (unaudited) (a)—Continuing Operations

(in thousands except per share information)

	Three Months Ended December 31, 2013				Year Ended December 31, 2013
	Connected Solutions	RF Solutions	Consolidating	Total	Connected Solutions	RF Solutions	Consolidating	Total
Operating Income (Loss)	$1,140	$2,109	($2,829)	$420	$6,012	$7,248	($12,964)	$296
Add:
Amortization of intangible assets	392	204	0	596	1,573	827	0	2,400
TelWorx restructuring:
-Restructuring charges	2	0	0	2	256	0	0	256
-Cost of Goods Sold	0	0	0	0	284	0	0	284
TelWorx investigation:
-General & Administrative	0	0	747	747	0	0	2,626	2,626
Stock Compensation:
-Cost of Goods Sold	44	51	0	95	153	237	0	390
-Engineering	78	107	0	185	285	404	0	689
-Sales & Marketing	122	18	0	140	450	125	0	575
-General & Administrative	91	33	278	402	341	109	1,336	1,786

	729	413	1,025	2,167	3,342	1,702	3,962	9,006

Non-GAAP Operating Income (Loss)	$1,869	$2,522	($1,804)	$2,587	$9,354	$8,950	($9,002)	$9,302

	Three Months Ended December 31, 2012				Year Ended December 31, 2012
	Connected Solutions	RF Solutions	Consolidating	Total	Connected Solutions	RF Solutions	Consolidating	Total
Operating Income (Loss)	($10,602)	$1,223	($2,406)	($11,785)	($6,062)	$4,246	($9,045)	($10,861)
Add:
Amortization of intangible assets	139	218	0	357	1,478	881	0	2,359
Impairment of intangible assets	12,550			12,550	12,550			12,550
Restructuring charges	1	0	0	1	157	0	0	157
Stock Compensation:
-Cost of Goods Sold	9	68	0	77	132	246	0	378
-Engineering	57	90	0	147	223	362	0	585
-Sales & Marketing	97	49	0	146	356	187	0	543
-General & Administrative	37	30	219	286	175	120	1,184	1,479

	12,890	455	219	13,564	15,071	1,796	1,184	18,051

Non-GAAP Operating Income (Loss)	$2,288	$1,678	($2,187)	$1,779	$9,009	$6,042	($7,861)	$7,190

This schedule reconciles the Company’s GAAP operating income by segment to its non-GAAP operating income and non-GAAP net income. The Company believes that presentation of this schedule provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP measures should not be viewed as a substitute for the Company’s GAAP results.

(a)	These adjustments reflect stock based compensation expense, amortization of intangible assets, restructuring charges, and general and administrative expenses associated with the TelWorx investigation.